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                                                             Exhibit 10(h)(ii)


                                AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT


          Amendment No. 1 to Employment Agreement (the "Employment Agreement") dated as of May 1, 1993, between The Pittston Company and Joseph C. Farrell, residing at 53 Londonderry Drive, Greenwich, Connecticut 06830, (the "Employee").

          The Company and the Employee agree to amend the Employment Agreement as follows:

               Where the date "February 27, 1984" appears in Section 1 of the Employment Agreement, such date is hereby corrected to "as of March 1, 1984".

          In all other respects, the Employment Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment on March 18, 1994.

                              THE PITTSTON COMPANY



                              By   /s/ AUSTIN F. REED
                                Vice President, General
                                 Counsel and Secretary
APPROVED:


 /s/ ROBERT H. SPILMAN
     Robert H. Spilman
Chairman, Compensation and
Benefits Committee of the
   Board of Directors


                             /s/ JOSEPH C. FARRELL
                                 Joseph C. Farrell